# OPPENHEIMER & CO.

## 10TH ANNUAL INDUSTRIAL AND ENERGY CONFERENCE

*May 13, 2015*

AEGION®

# Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on March 2, 2015 and in the Company’s subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Fibrwrap®, Brinderson®, CRTS®, CCSI™, Energy Services℠, Schultz Mechanical℠ and our other trademarks referenced herein are the registered trademarks of Aegion Corporation and its affiliates.

AEGION

# Why Aegion?

*Pipelines are the arteries for our way of life*



Wastewater



Oil, Gas and Mining



Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

*Upstream and downstream facilities are driving to meet long-term growing U.S. energy requirements*



Exploration and Extraction



Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

*Commercial and transportation infrastructure drive economic activity*



Commercial Structures



Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

AEGION

# Aegion Keeps Infrastructure Working Better, Safer and Longer for Customers Throughout the World

## PIPELINE PROTECTION

**> 70%**

### CORROSION PROTECTION PLATFORM

*Oil, Gas, Mining*



Bayou
EXTERNAL COATING
Corrpro
CATHODIC PROTECTION
Bayou
CONCRETE COATING
United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
Bayou
INTERNAL COATING
CRTS
INTERNAL FIELD JOINT COATING
CCSI
EXTERNAL FIELD JOINT COATING
Bayou/Wasco
INSULATION COATING

### INFRASTRUCTURE SOLUTIONS PLATFORM

*Municipal Water/Wastewater, Industrial Pipelines*



Insituform
CURED-IN-PLACE-PIPE
Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER

## INDUSTRIAL FACILITIES

**>25%**

### ENERGY SERVICES PLATFORM

*Refineries, Upstream Facilities, Water Treatment Plants, Industrial Facilities*



Brinderson / Shultz Mechanical
FACILITY MAINTENANCE
Corrpro
CATHODIC PROTECTION
Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER

## COMMERCIAL STRUCTURES

**< 5%**

### INFRASTRUCTURE SOLUTIONS PLATFORM

*Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels*



Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER
Fyfe/Fibrwrap
FIBER-REINFORCED POLYMER

AEGION

# Diversification Strategy Balances Aegion's Earnings in Attractive End Markets

## Diversified Sources



2% Mining
16% Downstream
46% Not Related to Oil & Gas
19% Midstream
17% Upstream
Primary area of impact from depressed oil prices

## Recurring Sources



40% Project-Based
60% Recurring

*Based on 2014 consolidated revenues of $1.33 billion*

AEGION

# Aegion Is Geographically Positioned in Strong End Markets


Hong Kong
Singapore

## North America: 85% of 2014 Revenues

- Center of energy investment across upstream, midstream and downstream segments
- Currently in a period of sustainable spend for wastewater pipeline rehabilitation
- Growing conversion to fiber-reinforced polymers led by the Tyfo® Fibrwrap® system for structural strengthening and rehabilitation

## Europe: 6% of 2014 Revenues

- Exited France and Switzerland contract cured-in-place pipe installation markets in 2014 and early 2015 to focus on product sales strategy
  - Contracting activities remain in the U.K., Spain and the Netherlands
- Cathodic protection and corrosion engineering market in the U.K. mostly outside the oil & gas sector

## Middle East: 2% of 2014 Revenues

- High level and sustainable capital investments in the energy sector, including pipeline development and maintenance
- Aegion's regional "hub" strategy designed to market key Corrosion Protection technologies and services in the Middle East with longer-term potential in markets such as Sub-Saharan Africa, Eastern Europe and Asia

## South America: 2% of 2014 Revenues

- Mining capital investment and maintenance expenditures in Chile due to new regulations restricting the use of fresh water
- Opportunities exist in several neighboring countries in the oil & gas markets

## Asia-Pacific: 5% of 2014 Revenues

- Attractive market in Australia for wastewater pipeline contract installation
- Opportunities exist to supply the high-quality Insituform® cured-in-place pipe product and provide technical assistance
- Attractive end markets for the Tyfo® Fibrwrap® system to strengthen and rehabilitate pressure pipes, structures and transportation infrastructure

**Aegion Technologies and Services**

- Infrastructure Solutions, Corrosion Protection, Energy Services
- Infrastructure Solutions: Insituform
- Infrastructure Solutions: Fyfe/Fibrwrap
- Corrosion Protection

AEGION

# Infrastructure Solutions Platform Provides Comprehensive Customer Solutions

**Markets:** Global municipal water and wastewater, industrial pipeline, commercial buildings and other infrastructure in North America, Asia and Europe

**Services:** Wastewater pipeline rehabilitation, large-diameter pressure pipe rehabilitation and strengthening, seismic protection, building change of use, structural strengthening for aging bridges and waterfront rehabilitation and storm surge

## Platform Strengths

### Strategic Rationale

- Enhance go-to-market strategy to provide broader solutions to municipal customers
- Enhance Fyfe/Fibrwrap operations
  - Access to Insituform's proven project management, municipal relationships and integrated shared services to accelerate sales growth and improve execution

### Insituform Strengths

- Mature business, well managed through a strong performance culture
- Excellent execution, high-quality CIPP products and strong cash flow
- Strong brand name recognition through market leading position

### Fyfe/Fibrwrap Strengths

- A growth business with attractive margins in a structural rehabilitation market suited for conversion to the Tyfo® Fibrwrap® fiber-reinforced polymer technology
- Highly-engineered solution
- Strong brand recognition through market leadership position

### International Growth Opportunities

- Operational alignment in Asia-Pacific can leverage municipal relationships for Insituform and Fyfe/Fibrwrap

# Insituform North America Continues to Improve Execution



1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Indexed to 2009
2009
2010
2011
2012
2013
2014
Crew Count
Gross Margin per Crew
Backlog
Operating Income

- U.S. market has improved since 2012 with North American cured-in-place pipe (CIPP) rehabilitation spend averaging between $825 to $900 million
- Insituform North America ended Q1 2015 with $268 million in backlog and first quarter orders increased 26 percent compared to Q1 2014
- Broad-based wastewater pipeline rehabilitation market expansion across major regions of the U.S. and select areas in Canada
  - North American CIPP market expected to grow mid-single digits in 2015

AEGION

# Fyfe/Fibrwrap Returned to Profitability in 2014 Through Sales Growth, Improved Crew Utilization and Project Execution



50%
$20
Global Fyfe/Fibrwrap
Gross Margins
Gross Margin Target
Revenues ($ millions)
20%
$-
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
Gross Margins
Revenues

Global backlog at March 31, 2015 was $58 million, a 25.5% increase on a year-over-year basis

- Solid first quarter results generated gross margins in excess of 35% to 40% target
- Combination with Insituform will improve project management and crew utilization in North America by leveraging recent investments and best practices
  - Insituform has 3000+ municipal customers to market Fibrwrap® in the pressure pipe segment
- Growing global market opportunity for infrastructure rehabilitation and strengthening is driving growth potential

AEGION

# Corrosion Protection Platform to Focus on Go-to Market Strategy

corrpro®

united®

BAYOU

CRTS

CCSI

**Markets:** Oil, gas and mining pipelines and other structures, such as storage tanks

**Services:** Pipeline corrosion monitoring and prevention, internal flow assurance, corrosion protection coatings, thermal insulation coatings, protective linings for highly corrosive and abrasive flows

## Platform Strengths

### Strategic Rationale

- Enhance go-to-market strategy to provide broader solutions to oil, gas and mining customers
- Target attractive markets with long-term pipeline infrastructure investments

### Corrosion Protection Strengths

- Strong end markets for pipeline protection technologies and services in North America, the Middle East and South America
- Margin expansion through project-based activities and geographic expansion
- Emerging market opportunities in South America, Sub-Saharan Africa, Asia and Eastern Europe
- Opportunities for collaborative sales effort in all geographic markets

# Corrosion Protection Has Powerful Pipe Protection Technologies



United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
CRTS
INTERNAL FIELD JOINT COATING
Bayou
INTERNAL COATING
CCSI
EXTERNAL FIELD JOINT COATING
Bayou
EXTERNAL COATING
Bayou
CONCRETE COATING
Bayou/Wasco
INSULATION COATING
Corrpro
CATHODIC PROTECTION

## Pipe Linings

**Products:** **United Pipeline Systems® Tite Liner®, a** high density polyethylene (HDPE) lining system

**Advantage:** Proprietary and highly efficient installation methods

**Geography:** North and South America, the Middle East, North Africa, Australia, South Africa

**Competitors:** Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

**MARKET DYNAMICS**

Sustainable commodity prices and growing demand can driveglobal energy and mining capital and maintenance expenditures

## Coating Services

**Products:** **CRTS®** robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; CCSI™ onshore custom field coatings

**Advantage:** Cost savings from fast and efficient patented offshore robotics technology

**Geography:** North and South America, the Middle East

**Offshore Competitors:** No pipe weld coatings or onshore application

**MARKET DYNAMICS**

Global offshore pipeline development is an important end market

Requires capabilities for a highly efficient field coating application

## Pipe Coatings

**Products:** **Bayou®** FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

**Advantage:** Full service facilities in Louisiana and Western Canada

**Geography:** Portions of North America, Gulf of Mexico

**Competitors:** Bredero Shaw and pipe mills producing small-diameter pipe

**MARKET DYNAMICS**

Gulf of Mexico and transcontinental pipeline development needed to support North American energy infrastructure

## Corrosion Engineering

**Products:** **Corrpro®** engineering design, maintenance, monitoring and installation of cathodic protection systems

**Advantage:** Industry leader in corrosion prevention with significant scale

**Geography:** North America, the Middle East, Europe

**Competitors:** Numerous small companies or regional competitors

**MARKET DYNAMICS**

Global pipeline development/maintenance remains critical for customers

U.S. regulations for safety and environmental stewardship expected to increase pipeline protection spending over time

AEGION

# Energy Services Platform's Unique Business Model Warrants a Separate Reporting Segment

AEGION

ENERGY SERVICES

BRINDERSON

Schultz Mechanical

**Markets:** North American upstream oil and gas extraction and downstream refining and petrochemical

**Services:** Mechanical, electrical and instrumentation maintenance, small capital construction, engineering, cost saving productivity tools

## Platform Strengths

### Strategic Rationale

- Unique business model focused on time and material maintenance
- Energy Services expanded Aegion's presence in the United States upstream segment and opened a new market in the downstream segment
- Increased Aegion's sources for recurring revenues through long-term maintenance contracts
- Offers opportunities for higher margins through marketing other Aegion technologies and services

### Energy Services Strengths

- Substantial market presence in California and West Coast
- Best-in-class safety culture
- Experienced leader with industry knowledge, expertise and strong customer relationships
- Limited focus to date outside core West Coast market
  - Geographic expansion to Permian Basin, Gulf Coast, Canada and Utah
- Longer-term opportunity for petrochemical market entry

# Energy Services Provides Access to the United States Downstream Energy Segment

## Aegion Presence Increased



**UPSTREAM**
Exploration and Production

Corrosion Protection Platform

united, BAYOU, CRTS: Corrosion and abrasion protection for pipe gathering and extraction supply lines

AEGION ENERGY SERVICES:
- Facility maintenance programs
- Engineering, procurement and construction (EPC) services

## Aegion Core End Market



**MIDSTREAM**
Transport

Corrosion Protection Platform

- corrpro: Cathodic protection
- united: Engineering inspection services
- BAYOU: Pipe lining and maintenance
- CRTS: New pipe coatings
- CCSI: Pipeline field coatings

AEGION ENERGY SERVICES:
- Terminal facility maintenance
- EPC services

## Aegion Expansion



**DOWNSTREAM**
Processing and Refining

AEGION ENERGY SERVICES:
- Facility maintenance programs
- Turnaround planning and execution
- EPC services

corrpro: Corrosion engineering and cathodic protection of facility structures

AEGION

# Four Key Strategies Drive the Growth Outlook for Energy Services

## 1 Transformation to Maintenance Services



Turnarounds
Engineering
Construction
Maintenance
Percent of pro forma revenues
2%
10%
24%
64%
2008
25%
3%
5%
67%
2014

## 2 Master service agreements



7
10
13
25
32
50
60
2008
2009
2010
2011
2012
2013
2014

## 3 Investing in the Permian Basin and assessing long-term opportunities in Canada, the Gulf Coast and Utah

## 4 Increase capital project activity to support geographic expansion

(Most susceptible to reduced spending because of depressed oil prices)

AEGION

# Long-Term Outlook for Upstream and Midstream Pipeline Infrastructure and Facility Maintenance Remains Favorable

## Near term, depressed oil prices create uncertainty in 2015:

1. **North American Upstream Market**

   Reduction in capital and maintenance spending creates market pressures in 2015 affecting revenues and particularly margins

2. **Second Half of 2015**

   Assessing outlook in the coming months, especially in Canada

3. **The Middle East**

   Although current market conditions remain fairly stable, timing risk is the primary concern

4. **Downstream and Midstream Segments**

   These markets are expected to remain favorable in 2015

AEGION

# First Quarter 2014 versus First Quarter 2015 Core Earnings Results

| (in thousands USD except percentages and per share information) | Revenue | | Operating Income | | Earnings per Diluted Share | |
|---|---|---|---|---|---|---|
| Reported GAAP Results for 2014 | $ | 306,234 | $ | 9,134 | $ | 0.12 |
| Divestiture of Bayou Coating LLC ("BTR") JV | | -- | | -- | | 0.01 |
| **2014 Non-GAAP Results** | **$** | **306,234** | **$** | **9,134** | **$** | **0.13** |
| BTR Equity Earnings for First Quarter 2014 | | -- | | -- | | (0.02) |
| 2015 Currency Translation Impact | | (10,350) | | (1,760) | | (0.03) |
| 2014 Core Results | $ | 295,884 | $ | 7,374 | $ | 0.08 |
| 2015 Non-GAAP Results | $ | 309,166 | $ | 10,283 | $ | 0.13 |
| First Quarter 2015 vs. 2014 | | 4.5% | | 39.4% | | 62.5% |

Please see the Appendix for the non-GAAP reconciliation tables.

AEGION

# Gross Margin Expansion from Infrastructure Solutions Nearly Offsets Declines Caused by Depressed Oil Prices and Strong U.S. Dollar

## Infrastructure Solutions Gross Margins


30%
20%
10%
0%
20.9%
23.4%
+249 bps
3/31/14
3/31/15

- Fyfe/Fibrwrap achieved gross margins ahead of the expected 35% to 40% range through improved execution
- Gross margin benefits from the restructuring activities in the affected international markets
- Foreign currency translation negatively impacted margins by 90 basis points

## Corrosion Protection Gross Margins


30%
20%
10%
0%
22.4%
20.5%
-190 bps
3/31/14
3/31/15

- Significantly lower margins for CRTS given completion of the Saudi Aramco Wasit project and the start of the lower margin project in Chile
- Gross margins for United Pipeline Systems were down significantly because of reduced spending in the North American upstream market
- Corrpro's project activity in the first quarter is historically light, which resulted in low labor utilization
- Foreign currency translation negatively impacted margins by 149 basis points

## Energy Services Gross Margins


20%
15%
10%
5%
0%
15.0%
11.5%
-350 bps
3/31/14
3/31/15

- Margin decline driven by customer's reducing maintenance billable hours and limiting or deferring capital and other expenditures
- Investments to build a presence in the Permian Basin adversely affected margins and profitability
- Greater mix from lower margin downstream activity

AEGION

# Depressed Oil Prices and Current Strength of the U.S. Dollar Create Uncertainty in the Second Half of 2015 - Primarily in Canada

## Fourth Quarter

- Traditionally strong quarter for Corrpro, Insituform International and Fyfe/Fibrwrap
- Seasonal draw down for Insituform North America and United Pipeline Systems
- U.S. downstream maintenance activity begins to build; wind down of upstream project activity

## First Quarter

- Traditionally the least profitable quarter because of winter weather in the Northern Hemisphere
  - In 2015, mid-February through mid-March was a particularly harsh winter period
- Peak season for Canada pipe construction
  - 2014/2015 season was exceptional
- Primary season for U.S. downstream maintenance and turnaround season


2015
Earnings
Seasonality

## Third Quarter

- Summer/fall drives peak activity for Insituform North America, Corrpro, United Pipeline Systems and Fyfe/Fibrwrap
- U.S. downstream maintenance activity slows as refineries operate at peak capacity utilization
- There is uncertainty in the Canadian pipeline ordering season given depressed oil prices
- North American upstream market expected to remain under pressure in 2015

## Second Quarter

- Seasonal activity increases for Insituform North America as it secured the most backlog ever in the first quarter
- Corrpro, United Pipeline Systems and Fyfe/Fibrwrap North America begin prime construction season
- U.S. downstream maintenance and turnaround begins to wind down ahead of peak capacity utilization in the third quarter

AEGION

# Over 80 Percent of Aegion Is Positioned Well in 2015

Infrastructure Solutions



## Insituform 2015 Outlook

- New orders received in the first quarter, one of the strongest in history, supports expectations for continued growth
- Restructured international segment is positioned for profitability
- Foreign currency risk remains a concern



## Fyfe/Fibrwrap 2015 Outlook

- Current backlog and near term sales funnel support expectations for revenue and profit growth
- Executing a large industrial pipeline project beginning in second quarter
- The integration of Fyfe/Fibrwrap and Insituform is proceeding well
- Adoption of Tyfo® Fibrwrap® is growing in select markets in Asia

Corrosion Protection


United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
CRTS
INTERNAL FIELD JOINT COATING
Bayou
INTERNAL COATING
Bayou
EXTERNAL COATING
Bayou
CONCRETE COATING
Corrpro
CATHODIC PROTECTION
CCSI
EXTERNAL FIELD JOINT COATING
Bayou/Wasco
INSULATION COATING

## 2015 Outlook

- Limited visibility into the second half outlook, especially in Canada, where oil & gas pipeline coating orders will not occur until this summer
- Midstream pipeline market, especially for natural gas, remains favorable for Corrpro
- Although Middle East upstream activity remains largely in line with expectations entering 2015, project timing remains a risk

Energy Services





## 2015 Outlook

- Outlook for the downstream segment remains favorable given strong demand in U.S. refining
- Central California upstream market will remain under pressure
- The Permian Basin is a viable market for Energy Services with the goal of achieving break-even in the region by the end of 2015

AEGION

# First Quarter 2015 Pre-Tax Charge for the 2014 Restructuring Was $3.5 Million, or $0.09 per Diluted Share

## 2014 Charges

1. **Insituform International**
   *Exit certain unprofitable international locations*

2. **Combine Insituform and Fyfe/Fibrwrap**
   *Enhance Fyfe/Fibrwrap's outlook through greater market access while optimizing costs by leveraging Insituform's operations*

3. **Right Size Bayou's Louisiana Facility**
   *Optimize operations to meet market opportunities in a cost-effective manner*

Aegion recorded a $49.5 million (pre-tax), or $0.95 per diluted share, in the fourth quarter of 2014

## First Quarter 2015 Charges

International Water & Wastewater

**$3.5 Million Pre-Tax Charge**

- Sale of the CIPP contracting operations in France totaled $2.8 million with minimal tax benefits
- Secured multi-year CIPP product supply agreement in France
- Collected previously reserved accounts receivable of $1.1 million
- $2.0 million cash charge related to employee costs and other wind down charges in the affected international CIPP markets

AEGION

# Realignment Provides Tangible Financial Benefits with Increased Management Focus on Future Growth Drivers

## 1 Annual Cost Savings

**Annual Savings: $8 to $11 million pre-tax, $0.15-$0.20 per diluted share**

Q1 2015: $2.5 million pre-tax, or $0.05 per diluted share

Q4 2014: $3.5 million pre-tax, or $0.07 per diluted share

Aegion expects to realize annual pre-tax savings at the high end of the previously stated $8 to $11 million range

## 2 Improved ROIC / Cash Liberation

**Expect incremental improvement of approximately 100 basis points**

- 2014: Realized improvements of approximately 75 basis points from the write-down of tangible and certain intangible assets
- 2015: Remaining 25 basis points improvement to come from the attainment of the full annual restructuring savings and the exit from loss producing international CIPP contracting markets

## 3 Intangible Benefits

**Greater focus on growth drivers**

- Platform realignment creates opportunities to offer broader solutions to clients
- Management will increase focus in key areas for growth and other strategic initiatives
- Liberated cash can be invested in growth enhancing new investments or acquisitions

AEGION

# Aegion Is…







**1**

A **DIVERSIFIED** growth and return-oriented company pursuing attractive opportunities in sustainable end markets

**2**

An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

**3**

A company with **OPPORTUNITIES** in the U.S. upstream, midstream and downstream energy markets and an energy portfolio now **BALANCED** towards recurring revenues

**4**

An execution driven company leveraging its scale and leading market positions for best in class **PROJECT MANAGEMENT** across the organization

AEGION

# Appendix

# 2015 First Quarter Financial Summary

## Selected Financial Results – Non-GAAP from Continuing Operations

Current and prior year results exclude discontinued operations

| (in USD thousands, except margins and per share information) | 1Q 2015 | 1Q 2014 | Change |
|---|---|---|---|
| Revenues | $ 309,166 | $ 306,234 | 1.0% |
| Gross Profit | 59,204 | 61,063 | -3.0% |
| *Gross Margins* | *19.2%* | *19.9%* | *-70 bps* |
| Operating Income | 10,283 | 9,134 | 12.6% |
| *Operating Margin* | *3.3%* | *3.0%* | *30 bps* |
| Segment Operating Income: | | | |
| Infrastructure Solutions | 8,167 | 1,458 | 6,709 |
| Corrosion Protection | 500 | 3,691 | -3,191 |
| Energy Services | 1,616 | 3,985 | -2,369 |
| Non-Controlling Interest | -13 | -31 | 58.1% |
| Income from Continuing Operations (Attributable to Aegion Corporation) | $ 4,827 | $ 4,807 | 0.4% |
| Diluted Earnings per Share (from continuing operations) | $ 0.13 | $ 0.13 | -- |
| Consolidated Backlog as of March 31 | $ 751.7 | $ 748.7 | 0.4% |

*(See reconciliation to GAAP in this Appendix; reported backlog includes international markets that are part of the October 2014 Restructuring initiative)*

AEGION

# First Quarter Results and 2015 Outlook Indicate Majority of Aegion's Business Can Largely Offset Expected Declines from Oil Market Challenges and Strong U.S. Dollar

## Infrastructure Solutions Contract Backlog



$ million USD
$400
$300
$200
$331.9
$354.2
+6.7%
3/31/14
3/31/15
Insituform
Fyfe/Fibwrap

- Insituform backlog increased 8.9% to $268.5 million – one of the largest backlog levels ever in the first quarter
- Fyfe/Fibrwrap backlog increased 25.5% to $58.2 million
- Improved backlog position in Asia for both Insituform and Fyfe/Fibrwrap

## Infrastructure Solutions Operating Income



$ millions USD
$10
$5
$-
$8.2
+$6.7
$1.5
3/31/14
3/31/15

- Insituform North America delivered solid performance despite late winter weather
- Fyfe/Fibrwrap turned a profit
- Insituform realized restructuring savings of $0.04 per diluted share
- Foreign currency translation negatively impacted operating income by $0.7 million

## Corrosion Protection Contract Backlog



$ million USD
$200
$150
$100
$50
$-
$160.9
$159.3
-1.0%
3/31/14
3/31/15

- Corrpro backlog declined 7%, but has a strong sales funnel for the second quarter
- Bayou coatings backlog in the U.S. is up significantly due to recent pipe insulation coating orders
- United Pipeline Systems backlog declined 25%
- Bayou Canada backlog down significantly at conclusion of winter construction season

## Corrosion Protection Operating Income



$ millions USD
$4
$3
$2
$1
$-
$3.7
-$3.2
$0.5
3/31/14
3/31/15

- Record first quarter 2015 results in Canada for Corrpro and Bayou
- United Pipeline Systems was significantly affected by reduced North American upstream new capital spend
- CRTS completed the high margin Saudi Aramco Wasit project in 2014; expect Q2 2015 start for main portion of large project in Chile
- Bayou Louisiana turned a small profit
- Foreign currency translation negatively impacted operating income by >$1.0 million

## Energy Services Contract Backlog



$ million USD
$300
$200
$100
$-
$255.8
$238.2
-6.9%
3/31/14
3/31/15

- Reduction in backlog is the result of two upstream contracts up for renewal
  - In April, Energy Services renewed a multi-year maintenance contract valued at $15 million annually
  - A $50 million contract is up for renewal in December 2015, which impacts future reported backlog
- Backlog in the downstream segment remains at attractive levels

## Energy Services Operating Income



$ millions USD
$4
$3
$2
$1
$-
$4.0
-$2.4
$1.6
3/31/14
3/31/15

- Upstream gross margins declined as customers reduced billable hours and limited or deferred capital and other expenditures
- Downstream segment grew revenues in the first quarter
- Turnaround activity should improve in 2015

AEGION

# First Quarter Is Aegion's Weakest Quarter of the Year and Traditionally a Use of Cash Flow from Operating Activities

## Source/(Uses) of Cash

in USD millions



$175
$4
$7
$2
$8
$1
$11
$12
$136
Fourth Quarter 2014
CAPEX
Debt Reduction
Other Debt
Share Buybacks
Stock Exercise Proceeds
Other 1
Operating Cash Flow
First Quarter 2015

[1] Other includes purchase of Schultz Mechanical Contractors, Inc., payment to Fyfe Asia sellers for final net working capital, asset sales, patent expenditures and other financing

## First Quarter 2015

- Typical use of cash because of low volume activity during winter months
- Receivables were a source of cash from a focused effort in cash collections
- Payables were a large use of cash as strong revenues in the fourth quarter of 2014 resulted in vendor payments in the first quarter of 2015
- Aegion acquired Schultz Mechanical Contractors, Inc. for $6.4 million, net of cash acquired
- Capital expenditures were below the levels in the first quarter of 2014

AEGION

# Aegion Targets Reducing Working Capital Requirements


150
125
100
75
Days Sales Outstanding (DSO)
First Quarter 2015:
Six day reduction from
the first quarter of 2014
2014: 10 day reduction in DSOs conserved
$35 million in working capital
2010
2014

AEGION

# Insituform Has over 40 Years of Industry Leadership Built on Excellence across All Aspects of the Business


WORLD CLASS
MARKET INTELLIGENCE
MAKE TUBE
SHIP TUBE
INSTALL TUBE
Insituform
PROJECT MANAGEMENT SYSTEM







## Insituform Improved Market Position

- Improved market conditions in North America since 2012 have resulted in higher and more predictable municipal expenditures for wastewater pipeline rehabilitation. Backlog remains strong entering the second quarter of 2015 due in part to broad-based municipal spend in the U.S. and activity in several key cities, including St. Louis, Baltimore and Nashville, currently under EPA consent decree capital programs
- Insituform's international strategy remains to selectively choose markets for contract installation while selling its portfolio of high-quality lining products in other markets

## Enhanced Project Management

- Investments in people and best-in-class systems have significantly improved bid estimates, crew efficiency and enhanced market intelligence resulting in expanding margins

# Fyfe/Fibrwrap Has a Competitive Advantage Through a Unique Vertical Integration Business Model

**Innovation & Growth**

### Engineering
Strong core of expert engineers and researchers in fiber-reinforced polymers and materials

### Products
Tyfo® products have more than 25 industry certifications



Fibrwrap® woven mat

### Installation
120 North American professional crew members trained in proper installation of Tyfo® Fibrwrap® engineered solutions



### Manufacturing
80 U.S. patents and trade secrets for fabric designs ,applications and epoxy formulations

### R&D
Through innovation, Fyfe engineers and scientists formulate high performance resin matrices and fiber-reinforced polymer composites

### Sales
Transitioned to a vertical end market model with the addition of experienced sales and business development professionals

### Vertical End Markets



Structures





Infrastructure



Pipelines

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# First Quarter 2015 Non-GAAP Reconciliation from Continuing Operations

**All financial data presented is from continuing operations**

| (in thousands USD except for share information) | As Reported (GAAP) | Restructuring & Impairment[1] | Acquisition-Related Expense[2] | As Adjusted (Non-GAAP) |
|---|---|---|---|---|
| Cost of Revenues | $ 249,976 | $ (14) | $ -- | $ 249,962 |
| Gross Profit | 59,190 | 14 | -- | 59,204 |
| Operating Expenses | 49,084 | (163) | -- | 48,921 |
| Acquisition-related Charges | 323 | -- | (323) | -- |
| Restructuring Charges | 658 | (658) | -- | -- |
| Operating Income | 9,125 | 835 | 323 | 10,283 |
| Interest Expense | (3,232) | 42 | -- | (3,190) |
| Interest Income/Other | (2,779) | 2,661 | -- | (118) |
| Income before Taxes | 3,240 | 3,538 | 323 | 7,101 |
| Taxes (benefit) on Income/(Loss) | 1,868 | 265 | 128 | 2,261 |
| Income (attributable to Aegion Corporation) | $ 1,359 | $ 3,273 | $ 195 | $ 4,827 |
| **Diluted Earnings Per Share** | $ **0.04** | $ **0.09** | $ -- | $ **0.13** |

[1] Restructuring Charges: Includes pre-tax restructuring charges for cost of revenues of $14 related to write-off of certain other assets; and operating expenses of $163 related to bad debt expenses, early lease termination costs, and other restructuring charges (non-GAAP). Also include pre-tax restructuring charges of $658 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statement of Operations (GAAP); and charges of $2,661 related to the write-off of certain other assets.

[2] Acquisition-Related Expenses: Includes expenses incurred in connection with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the quarter (non-GAAP).

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# First Quarter Non-GAAP Reconciliation for Infrastructure Solutions

| (in thousands USD) | Quarter Ended March 31, 2015 | | | Quarter Ended March 31, 2014 | | |
|---|---|---|---|---|---|---|
| | As Reported (GAAP) | Adjustments [1] | As Adjusted (Non-GAAP) | As Reported (GAAP) | Adjustments | As Adjusted (Non-GAAP) |
| **Infrastructure Solutions** | | | | | | |
| Revenues | $ 122,473 | $ -- | $ 122,473 | $ 122,324 | $ -- | $ 122,324 |
| Cost of Revenue | 93,858 | (14) | 93,844 | 96,770 | -- | 96,770 |
| Gross Profit | 28,615 | 14 | 28,629 | 25,554 | -- | 25,554 |
| Operating Expenses | 20,625 | (163) | 20,462 | 24,096 | -- | 24,096 |
| Acquisition-related Charges | -- | -- | -- | -- | -- | -- |
| Restructuring Charges | 658 | (658) | -- | -- | -- | -- |
| Operating Income | $ 7,332 | $ 835 | $ 8,167 | $ 1,458 | $ -- | $ 1,458 |

[1] Restructuring Charges: Includes pre-tax restructuring charges for cost of revenues of $14 related to write-off of certain other assets; and operating expenses of $163 related to bad debt expenses, early lease termination costs, and other restructuring charges (non-GAAP). Also include pre-tax restructuring charges of $658 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statement of Operations (GAAP).

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# First Quarter Non-GAAP Reconciliation for Energy Services

| (in thousands USD) | Quarter Ended March 31, 2015 | | | Quarter Ended March 31, 2014 | | |
|---|---|---|---|---|---|---|
| | As Reported (GAAP) | Adjustments [1] | As Adjusted (Non-GAAP) | As Reported (GAAP) | Adjustments | As Adjusted (Non-GAAP) |
| **Energy Services** | | | | | | |
| Revenues | $ 84,950 | $ -- | $ 84,950 | $ 75,902 | $ -- | $ 75,902 |
| Cost of Revenue | 75,204 | -- | 75,204 | 64,534 | -- | 64,534 |
| Gross Profit | 9,746 | -- | 9,746 | 11,368 | -- | 11,368 |
| Operating Expenses | 8,130 | -- | 8,130 | 7,383 | -- | 7,383 |
| Acquisition-related Charges | 323 | (323) | -- | -- | -- | -- |
| Operating Income | $ 1,293 | $ 323 | $ 1,616 | $ 3,985 | $ -- | $ 3,985 |

[1] Acquisition-Related Expenses: Includes expenses incurred in connection with the Company's acquisition of Schultz Mechanical Contractors, Inc. during the quarter (non-GAAP).

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# First Quarter 2014 Non-GAAP Reconciliation from Continuing Operations

**All financial data presented is from continuing operations**

| (in thousands USD except for share information) | As Reported (GAAP) | | Loss on Sale of Bayou Coating[1] | | As Adjusted (Non-GAAP) | |
|---|---|---|---|---|---|---|
| Other income (expense): | | | | | | |
| Other | | (776) | | 472 | | (304) |
| Income before Taxes | | 5,495 | | 472 | | 5,967 |
| Taxes on Income | | 1,612 | | 194 | | 1,806 |
| Income (attributable to Aegion Corporation) | $ | 4,529 | | 278 | $ | 4,807 |
| **Diluted Earnings Per Share** | $ | 0.12 | $ | 0.01 | $ | 0.13 |

[1] Represents a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500 that is recorded in "Other income (expense)" on the Consolidated Statements of Operations (non-GAAP).

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